NIKOLA WHOLESALES 72 HYDROGEN FUEL CELL TRUCKS FOR NORTH AMERICAN CUSTOMERS IN Q2 2024, EXCEEDS SALES GUIDANCE

PHOENIX – July 2, 2024 – For Q2 2024, Nikola Corporation (Nasdaq: NKLA), a global leader in zero-emissions transportation and energy supply and infrastructure solutions, via the HYLA brand, wholesaled 72 Class 8 Nikola hydrogen fuel cell trucks, above the high end of truck sales guidance of 60 units.

For the first half of 2024, Nikola wholesaled 112 hydrogen fuel cell trucks.

“We have maintained our 2024 momentum with solid wholesale numbers, new customers such as Walmart Canada, and repeat customers like 4GEN and IMC, purchasing vehicles through our dealer network,” said Nikola CEO Steve Girsky. “We are firmly on the field and are continuing to secure our first-mover advantage in zero-emissions Class 8 trucks in North America, as well as with our HYLA hydrogen refueling solutions.”

All Nikola trucks are assembled in Coolidge, Ariz.

NOTE: Nikola has not completed its quarterly review process or the preparation of its financial statements for the second quarter ended June 30, 2024.

ABOUT NIKOLA CORPORATION
Nikola Corporation's mission is clear: pioneering solutions for a zero-emissions world. As an integrated truck and energy company, Nikola is transforming transportation and over-the-road freight services. With our Class 8 vehicles, including battery-electric (BEV) and hydrogen fuel cell electric trucks (FCEV), and our energy brand, HYLA, we are driving the advancement of the complete hydrogen refueling ecosystem. This encompasses supply, distribution, and dispensing, reflecting our commitment to sustainable practices and a cleaner future.

Nikola is based in Phoenix, Ariz. with a manufacturing facility in Coolidge, Ariz.

Experience our journey to achieve your sustainability goals at nikolamotor.com or engage with us on social media via Facebook @nikolamotorcompany, Instagram @nikolamotorcompany, YouTube @nikolamotorcompany, LinkedIn @nikolamotorcompany or Twitter @nikolamotor.

FORWARD-LOOKING STATEMENTS
This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Nikola Corporation (the "Company"), including statements relating to: the belief that the Company has maintained its 2024 momentum; and the Company’s expectations regarding its first mover advantage. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: completion of the Company’s review of its first quarter results; changes to assumptions underlying vehicle sales; the ability of the Company to access sufficient capital to meet its requirements and fund its business; manufacturing delays and difficulties; risks related to the rollout of the Company’s hydrogen fueling infrastructure and the timing thereof; construction risks and delays; the availability of access to hydrogen refueling facilities; the level of and cancellation of customer orders; risks associated with manufacturing batteries and fuel cell power modules; variations in and characteristics of the hydrogen fueling location, including but not limited to fueling hardware and software protocol, fuel amount, and fueling conditions, any of which may affect refueling times; and the factors, risks and uncertainties described in the "Risk Factors" section of the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2024 filed with the SEC, in addition to the Company's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

MEDIA INQUIRIES
Nikola - press@nikolamotor.com